SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☑           Definitive Additional Materials

☐           Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Capitol Bancorp Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

(4)           Proposed maximum aggregate value of transaction:

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☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.:
(3)           Filing Party:
(4)           Date Filed:

Capitol Bancorp Center 200 N. Washington Square Lansing, Michigan 48933	2777 E. Camelback Road, Suite 375 Phoenix, Arizona 85016

Supplement dated December 13, 2011 to Proxy Statement dated November 10, 2011

Dear Shareholder:

On or about November 10, 2011, we mailed to you a definitive proxy statement dated November 10, 2011 (the “Proxy Statement”) relating to the 2011 annual meeting of shareholders of Capitol Bancorp Limited, a Michigan corporation (“Capitol”), which was originally scheduled to be held at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan on Thursday, December 8, 2011 at 11:00 a.m., Eastern Standard Time.

The annual meeting commenced on December 8, 2011.  At the initial session of the annual meeting (the “Initial Session”), 29,456,959 shares of Capitol’s common stock (71.77%) were represented in person or by proxy, therefore a quorum was present.  The following proposals were presented, voted on and approved at the Initial Session:

(a)           the approval of the election of Lyle W. Miller, Paul R. Ballard, Lewis D. Johns, Calvin D. Meeusen and Cristin K. Reid as Class I Directors to hold office for three years until their successors are elected and qualified, or until their earlier resignation or removal;

(b)           the ratification of the appointment of BDO USA, LLP, as Capitol’s independent auditors for the year ending December 31, 2011; and

(c)           the approval of a proposal to adjourn the annual meeting until 10:00 a.m., local time, on January 18, 2012 at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan.

As described in this Supplement to the Proxy Statement (this “Supplement”; together with the Proxy Statement, the “Proxy Materials”), at the adjourned session of the annual meeting (the “Adjourned Session”; together with the Initial Session, the “Annual Meeting”), you will be asked to consider and vote on the following proposals:

#3	To amend Capitol’s articles of incorporation to require majority voting for the election of Directors, if properly presented at the Annual Meeting.
#4	To redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, if properly presented at the Annual Meeting.
#5	To implement a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, if properly presented at the Annual Meeting.
#6	To declassify the Board of Directors of Capitol, if properly presented at the Annual Meeting.
#7	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

We are delivering this Supplement in order to present to the shareholders an additional shareholder proposal for consideration at the Annual Meeting.  The additional shareholder proposal is to declassify the Board of Directors. This proposal was previously submitted to Capitol by one of its shareholders.  Capitol sought to exclude the proposal from the Proxy Statement under Rule 14a-8, promulgated under the Securities Exchange Act of 1934, as amended, by submitting a request for no action with the Securities and Exchange Commission (the “SEC”) on November 8, 2011.  On November 29, 2011, the SEC informed Capitol that the SEC would not grant Capitol no action relief with respect to Capitol’s exclusion of the shareholder proposal to declassify Capitol’s Board of Directors.

In order to provide Capitol’s shareholders with additional time to consider the additional shareholder proposal to declassify Capitol’s Board of Directors, as well as shareholder proposals 3-5 and 7 above and the information contained in this Supplement, and to allow us to solicit additional proxies, the Annual Meeting, as described above, has been adjourned until 10:00 a.m., local time, on Wednesday, January 18, 2012.

The initial vote tallies for proxies submitted as of the Initial Session for the three shareholder proposals that were not voted on at the Initial Session are described below.

Proposal #3

To consider and vote upon a proposal to amend Capitol’s articles of incorporation to require majority voting for the election of Directors, if properly presented at the Annual Meeting.  The initial vote tallies for proxies submitted with respect to this proposal as of December 8, 2011 were as follows:

For	Against	Abstain	Broker Non-Votes
3,689,417	7,351,887	71,180	18,342,914

Proposal #4

To consider and vote upon a proposal to redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, if properly presented at the Annual Meeting.  The initial vote tallies for proxies submitted with respect to this proposal as of December 8, 2011 were as follows:

For	Against	Abstain	Broker Non-Votes
2,866,529	8,147,724	98,231	18,342,914

 Proposal #5

To consider and vote upon a proposal to implement a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, if properly presented at the Annual Meeting. The initial vote tallies for proxies submitted with respect to this proposal as of December 8, 2011 were as follows:

For	Against	Abstain	Broker Non-Votes
2,755,046	8,299,186	58,252	18,342,914

The record date for the Annual Meeting, as adjourned, has not been changed. Accordingly, only shareholders who owned shares of Capitol’s common stock at the close of business on November 4, 2011 will be entitled to vote at the Adjourned Session, either by submitting a proxy card distributed with the Proxy Materials, by attending the Adjourned Session and voting in person or by following the instructions in the Proxy Materials for telephone or internet voting.   If you have already submitted a proxy and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted as submitted by you with respect to all proposals but will not be counted in determining the outcome of the proposal to declassify Capitol’s Board of Directors. If you have already submitted a proxy and wish to change your vote, please revoke your proxy by following the procedures described in the Proxy Statement dated November 10, 2011 and vote again. If you have not yet submitted a proxy, the Board of Directors of Capitol urges you to vote by following the procedures described in the Proxy Materials.

Unless you instruct otherwise, your proxies will vote your shares AGAINST the amendment of Capitol’s articles of incorporation to require majority voting for the election of Directors, AGAINST the redemption of the preferred stock purchase rights under Capitol’s tax benefits preservation plan, AGAINST implementation of a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, AGAINST declassification of the Board of Directors, and in their discretion on any other proposal presented and considered at the Adjourned Session.

Your vote is important. Whether or not you plan to attend the Adjourned Session, we urge you to read carefully this Supplement and the Proxy Statement, complete the proxy card (or provide voting instructions to the bank or broker that holds your shares in “street name”), and return such proxy card or have your bank or broker report your voting instructions as promptly as possible. If you have already delivered a signed proxy card or instructed your bank or broker how to vote your shares which are held in “street name,” you do not need to do anything further unless you wish to change your vote. If you would like to receive another proxy card or have any questions or need assistance voting your shares, please call (517) 487-6555. You may also access a copy of the Proxy Materials without charge on Capitol’s website at http://www.capitolbancorp.com or at the website of the Securities and Exchange Commission at http://www.sec.gov.

This Supplement is dated December 13, 2011, and is first being mailed to shareholders on or about December 19, 2011.  On behalf of Capitol’s Board of Directors, I thank you for your cooperation.

Sincerely,
JOSEPH D. REID
Chairman and Chief Executive Officer

Proxy Statement Supplement
Annual Meeting of Shareholders

December 13, 2011

INTRODUCTION

Except as described in this proxy statement supplement (this “Supplement”), the information provided in the proxy statement dated November 10, 2011 (the “Proxy Statement”; together with this Supplement, the “Proxy Materials”), which we previously mailed to Capitol Bancorp Limited’s (“Capitol”) shareholders, continues to apply. To the extent that information in this Supplement differs from, updates or conflicts with information in the Proxy Statement, the information in this Supplement is more current.

We are mailing this Supplement to Capitol’s shareholders of record on November 4, 2011, the record date of the 2011 annual meeting of shareholders of Capitol.  The annual meeting commenced on December 8, 2011.  At the initial session of the annual meeting (the “Initial Session”), 29,456,959 shares of Capitol’s common stock (71.77%) were represented in person or by proxy, therefore a quorum was present.  The following proposals were presented, voted on and approved at the Initial Session:

(a)           the approval of the election of Lyle W. Miller, Paul R. Ballard, Lewis D. Johns, Calvin D. Meeusen and Cristin K. Reid as Class I Directors to hold office for three years until their successors are elected and qualified, or until their earlier resignation or removal;

(b)           the ratification of the appointment of BDO USA, LLP, as Capitol’s independent auditors for the year ending December 31, 2011; and

(c)           the approval of a proposal to adjourn the annual meeting until 10:00 a.m., local time, on January 18, 2012 at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan.

As described in this Supplement, at the adjourned session of the annual meeting (the “Adjourned Session”; together with the Initial Session, the “Annual Meeting”) you will be asked to consider and vote on the following proposals:

#3	To amend Capitol’s articles of incorporation to require majority voting for the election of Directors, if properly presented at the Annual Meeting.
#4	To redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, if properly presented at the Annual Meeting.
#5	To implement a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, if properly presented at the Annual Meeting.
#6	To declassify the Board of Directors of Capitol, if properly presented at the Annual Meeting.
#7	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

We urge you to read this Supplement, together with the Proxy Statement. Should you wish to receive another copy of the Proxy Statement or another proxy card which accompanied the Proxy Statement, please call (517) 487-6555. You may also access a copy of the Proxy Statement and this Supplement without charge on Capitol’s website at http://www.capitolbancorp.com or at the website of the Securities and Exchange Commission at http://www.sec.gov.

ADDITIONAL INFORMATION

We are delivering this Supplement in order to present to the shareholders an additional shareholder proposal for consideration at the Annual Meeting.  The additional shareholder proposal is to declassify Capitol’s Board of Directors. This proposal was previously submitted to Capitol by one of its shareholders.  Capitol sought to exclude the proposal from the Proxy Statement under Rule 14a-8, promulgated under the Securities Exchange Act of 1934, as amended, by submitting a request for no action with the SEC on November 8, 2011.  On November 29, 2011, the SEC informed Capitol that the SEC would not grant Capitol no action relief with respect to Capitol’s exclusion of the shareholder proposal to declassify Capitol’s Board of Directors. We are submitting this Supplement to you along with an updated proxy card to provide you with an opportunity to consider and change your vote with respect to the following proposals to be voted on at the Adjourned Session:

#3	To amend Capitol’s articles of incorporation to require majority voting for the election of Directors, if properly presented at the Annual Meeting.
#4	To redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, if properly presented at the Annual Meeting.
#5	To implement a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, if properly presented at the Annual Meeting.
#6	To declassify the Board of Directors of Capitol, if properly presented at the Annual Meeting.
#7	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Names, addresses and share holdings of the shareholder proponents of the above-described shareholder proposals and, where applicable, of co-filers, will be supplied upon request.

ADDITIONAL SHAREHOLDER PROPOSAL TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL 6: DECLASSIFICATION OF THE BOARD OF DIRECTORS

Shareholder Proposal

RESOLVED, that the shareholders of Capitol hereby request that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis, beginning as soon as reasonably possible.  The Board declassification shall be completed in a manner that does not affect unexpired terms of the previously-elected Directors.

Supporting Statement

We believe that the annual election of all directors encourages board accountability to its shareholder constituents.  Currently, the Board of Capitol is divided into three classes serving staggered three-year terms.  Consequently, the shareholders only elect one-third of the directors every year.  It is our belief that the classification of the Board is not in the best interests of Capitol and its shareholders because a classified board protects the incumbency of the Board, which in turn dilutes the voice of the shareholders and limits the Board's accountability to shareholders.

Classified boards like ours have become increasingly unpopular in recent years, as investors, interest groups, and directors are striving to implement best practice corporate governance policies at corporations.  The declassification of the Board is a step towards the implementation of best practice corporate governance policies at Capitol.  The elimination of the staggered Board would require each director to stand for election annually.  We believe that this annual accountability would serve to keep each director closely focused on performance and the maximization of shareholder value.  Moreover, the declassification of the Board will provide the shareholders with a greater voice in the governance of Capitol.

For improved corporate governance and Board accountability at Capitol, and the annual election of our Board, we ask shareholders to vote YES on this proposal.

Board of Directors Response to Shareholder Proposal

Capitol’s Board of Directors unanimously recommends that you vote AGAINST the proposal to declassify Capitol’s Board of Directors.

After careful consideration of this proposal, Capitol’s Board of Directors recommends a vote against the above-described proposal because the current structure better aligns the Board of Directors with the long-term interests of Capitol’s shareholders, assures adequate expertise and commitment, and enables the Board to seek maximum value for shareholders in the event of a takeover attempt.  Moreover, Capitol has policies in place which already adequately address the need for Board responsiveness to Capitol’s shareholders.

Under Capitol’s current bylaws, each Director serves a three-year term, and about one-third of the Directors stand for re-election each year.  This is commonly known as a “classified” or “staggered” board, and is a practice that has been adopted by many public companies.

A classified board of directors improves the likelihood that, at any given time, a majority of the Directors will have experience in Capitol’s business and affairs, promoting continuity and stability of Capitol’s business strategy and policies.  A classified board also helps Capitol attract and retain highly qualified individuals willing to dedicate the time necessary to understand Capitol, its operations and competitive environment, and concentrate on long-term planning and appropriate use of financial and other resources.  The continuity, stability and quality resulting from a classified board enables Capitol’s Directors to build on past experience and to plan for a reasonable period into the future.  Requiring annual elections for each Director, as the proponent recommends, would shift attention to short-term concerns which may not be in the best interests of Capitol’s shareholders.

A classified board of directors also helps to protect shareholder value in the event of a takeover attempt.  Absent a classified board, a potential acquirer could gain control of Capitol by replacing a majority of the Board with its own slate of nominees at a single annual meeting by a simple plurality of the votes cast.  In contrast, the presence of a classified board, as well as other protections, encourage hostile shareholders who may seek to acquire control of Capitol to initiate arms-length discussions with the Board, which will then be in a position to negotiate a higher price or more favorable terms for shareholders who seek to prevent a takeover that the Board believes is not in the best interest of shareholders.  The fact that the entire Board cannot be removed in a single proxy fight would allow Directors to weigh remaining independent versus accepting the offer or a competing offer, from a position of strength. Given the dramatic effect on financial institutions caused by the nation’s recent economic downturn, the leverage afforded by a classified board is particularly important to combat sudden and disruptive efforts and abusive tactics by groups or entities that may wish to gain control.  Of course, in considering any takeover effort or other significant development considering Capitol, the Board understands that its duty is to protect the interests of all of Capitol’s shareholders.

In addition, Capitol’s Board of Directors believes that electing Directors to three-year terms, rather than one-year terms, enhances the independence of non-management Directors because the longer period of time between elections protects Directors against pressure from management or special interest groups who may have an agenda contrary to the long-term interests of shareholders.

While Capitol’s Board of Directors agrees with the proponent’s premise that the Board is, and should be, accountable to Capitol’s shareholders, there are other, more effective measures in place to assure Board responsiveness to shareholder concerns.  These measures are less restrictive than the proponent’s annual election requirement.  The Board is committed to utilizing effective corporate governance practices and has adopted corporate governance guidelines (a copy of which is available on Capitol’s website at

http://www.capitolbancorp.com) that emphasize this commitment.  Pursuant to these guidelines, the Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively.  These guidelines require the Nominating and Governance Committee (comprised entirely of independent Directors) to receive comments from all Directors and report annually to the Board with an assessment of the Board’s performance.  Furthermore, Capitol’s bylaws require each Director to be a shareholder of Capitol.  The Board believes that each of these policies appropriately align the Board with the interests of Capitol’s shareholders.

Finally, Capitol’s Board of Directors believes that the concerns raised by the proponent about accountability and governance may be overstated based on the increasing scrutiny of corporate governance and heightened regulatory oversight, particularly in the banking industry, in recent years.

CAPITOL’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
AGAINST THIS SHAREHOLDER PROPOSAL.

Proxies solicited by the Board of Directors will be voted AGAINST this proposal unless a shareholder indicates otherwise in voting the proxy.

INFORMATION ABOUT THE ANNUAL MEETING

When is the Adjourned Session of the Annual Meeting?

The Annual Meeting commenced on December 8, 2011.  At the Annual Meeting, 29,456,959 shares of Capitol’s common stock (71.77%) were represented in person or by proxy, therefore a quorum was present.  The following proposals were presented, voted on and approved at the initial session of the Annual Meeting:

(a)           the approval of the election of Lyle W. Miller, Paul R. Ballard, Lewis D. Johns, Calvin D. Meeusen and Cristin K. Reid as Class I Directors to hold office for three years until their successors are elected and qualified, or until their earlier resignation or removal;

(b)           the ratification of the appointment of BDO USA, LLP, as Capitol’s independent auditors for the year ending December 31, 2011; and

(c)           the approval of a proposal to adjourn the Annual Meeting until 10:00 a.m., local time, on January 18, 2012 at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan.

In order to provide sufficient time for this Supplement to be distributed to shareholders, the Annual Meeting has been adjourned until 10:00 a.m., local time, on January 18, 2012 at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan.

What items will be voted upon at the Adjourned Session of the Annual Meeting?

Shareholders will be voting on the following matters, if properly presented at the Adjourned Session:

#3	To amend Capitol’s articles of incorporation to require majority voting for the election of Directors, if properly presented at the Annual Meeting.
#4	To redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, if properly presented at the Annual Meeting.
#5	To implement a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, if properly presented at the Annual Meeting.
#6	To declassify the Board of Directors of Capitol, if properly presented at the Annual Meeting.
#7	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

How can I get electronic access to the proxy materials?

The Notice of Annual Meeting accompanying the Proxy Statement provides instructions regarding how to:

•	View the proxy materials for the Annual Meeting through the Internet at http://www.capitolbancorp.com/AR2010; and
•	Instruct Capitol to send its future proxy materials to you by e-mail.

Choosing to receive future proxy materials by e-mail will provide you the convenience of accessing materials from wherever you have Internet access, will save Capitol the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.  If you choose to receive future proxy materials electronically, you will receive an e-mail notification next year with instructions and a link to those materials, including a link to the proxy voting site.  Your election to receive proxy materials by e-mail will remain in effect until you change those instructions.

Who can vote?

You are entitled to vote at the Adjourned Session if Capitol's stock transfer agent's records show that you held shares of Capitol's common stock as of the close of business on November 4, 2011, the record date.

Each shareholder is entitled to one vote for each share of Capitol’s common stock held on November 4, 2011.  As of November 4, 2011, there were 41,045,267 shares of common stock issued and outstanding.  Capitol's shareholders previously authorized the issuance of 20,000,000 shares of preferred stock, 700,000 of which are designated as Series A Noncumulative Convertible Perpetual Preferred Stock (the “Series A Preferred”) and 20,000 of which are designated as Series X Junior Participating Preferred Stock (the “Series X Preferred”).  As of September 30, 2011, no shares of the Series X Preferred were outstanding and 50,980 shares of the Series A Preferred were outstanding.  The Series A Preferred is not entitled to any voting rights, however.  Thus, common stock is Capitol's only outstanding class of voting securities.

How do I vote?

You can vote on matters that are properly presented at the Adjourned Session in four ways:

•	By Internet at http://www.proxyvote.com by following the instructions provided; or
•	By phone by calling toll-free 1-800-690-6903 and following the instructions; or
•	By signing and returning the enclosed proxy card in the enclosed envelope; or
•	By attending the Annual Meeting and casting your vote in person.

If you vote by telephone or the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card.

Unless you instruct otherwise, your proxies will vote your shares AGAINST the amendment of Capitol’s articles of incorporation to require majority voting for the election of Directors, AGAINST the redemption of the preferred stock purchase rights under Capitol’s tax benefits preservation plan, AGAINST implementation of a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, AGAINST declassification of the Board of Directors, and in their discretion on any other proposal presented and considered at the Adjourned Session.

How do I vote if my shares of Capitol are held in “street name”?

If your shares are held in an account at a brokerage firm, a bank, or other nominee, then that party is considered the shareholder of record for voting purposes and should give you instructions for voting your shares of Capitol.  As a beneficial owner, you have the right to direct that organization on how to vote the shares of Capitol held in your account.

How do I change or revoke my proxy?

Shareholders who execute proxies retain the right to revoke them at any time before they are exercised.  Unless revoked, the shares represented by such proxies will be voted at the Adjourned Session.  Proxies may be revoked by written notice to the Secretary or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Adjourned Session.  A proxy will not be voted if a particular shareholder attends the Adjourned Session and revokes his/her proxy by notifying the Secretary at the Adjourned Session.  Any shareholder who attends the Adjourned Session and revokes his/her proxy may vote in person.  However, your attendance at the Adjourned Session alone will not revoke your proxy.  If you instructed a broker, bank or other nominee to vote your shares and you would like to revoke or change your vote, then you must follow their instructions.  Proxies solicited by Capitol's Board will be voted according to the directions given therein.  Where no instructions are indicated, proxies will be voted AGAINST the amendment of Capitol’s articles of incorporation to require majority voting for the election of Directors, AGAINST the redemption of the preferred stock purchase rights under Capitol’s tax benefits preservation plan, AGAINST implementation of a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, AGAINST declassification of the Board of Directors, and in their discretion on any other proposal considered at the Annual Meeting.  If you have already submitted a proxy and do not submit new voting instructions, your previously submitted proxy will not be counted in determining the outcome of the proposal to declassify Capitol’s Board of Directors.

If I vote in advance can I still attend the Annual Meeting?

Yes.  You are encouraged to vote promptly by Internet or telephone, or request a proxy card by mail, so your shares will be represented at the Adjourned Session.  However, voting your shares of Capitol by proxy does not affect your right to attend the Adjourned Session and vote your shares in person.

What constitutes a quorum and how many votes are required for the proposals?

Capitol will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the Annual Meeting, either in person or by proxy.  There were 41,045,267 shares of Capitol's common stock issued and outstanding as of November 4, 2011, the record date.  A majority of the issued and outstanding shares (20,563,679 shares) present or represented by proxy constitutes a quorum.  A quorum is required to conduct business at the Annual Meeting.

Routine and Non-Routine Proposals.  New York Stock Exchange (“NYSE”) rules determine whether proposals presented at shareholder meetings of public companies are routine or not routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner.  If a proposal is not routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is not routine and the owner does not provide any instructions.

The NYSE has advised Capitol that the following proposals are not routine items: the amendment of Capitol’s articles of incorporation to require majority voting for the election of Directors, the redemption of the preferred stock purchase rights under Capitol’s tax benefits preservation plan, the implementation of a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, and the declassification of the Board of Directors.

Broker Vote. If you hold your shares in a bank or brokerage account, you should be aware that if you fail to instruct your bank or broker how to vote within 10 days of the Annual Meeting, the bank or broker is permitted to vote your shares in its discretion on your behalf on routine items. While banks and brokers have historically cast their votes on routine items in support of management in the absence of instructions from their clients, some firms are now casting uninstructed votes in the same proportion as their clients' instructed votes.

Votes Required for the Election of Directors and Approval of the Proposals.  The following proportion of votes is required to amend Capitol’s articles of incorporation to require majority voting for the election of Directors, to redeem the preferred stock purchase rights under Capitol’s tax benefits preservation plan, to implement a policy requiring that the Board of Directors be comprised of a two-thirds majority of independent Directors, and to declassify the Board of Directors:

Item	Vote Required	Impact of Abstentions and Broker Non-Votes, if any

Amend the Articles of Incorporation to Require Majority Voting for Election of Directors	Approval of a majority of the votes cast	Not considered as votes cast
Redemption of Preferred Stock Purchase Rights Under Capitol’s Tax Benefits Preservation Plan	Approval of a majority of the votes cast	Not considered as votes cast
Implementation of a Policy Requiring a Two-thirds Majority of Independent Directors on Board of Directors	Approval of a majority of the votes cast	Not considered as votes cast
Declassification of Board of Directors	Approval of a majority of the votes cast	Not considered as votes cast

Effect of Not Casting Your Vote.  If you hold your shares in street name, it is critical that you cast your vote if you want it to count for the above-described proposals.  Your bank or broker will not have discretion to vote uninstructed shares on shareholder proposals (Proposals #3, #4, #5 and #6).  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Adjourned Session.  Capitol's policy is to keep the proxy cards, ballots and voting tabulations that identify individual shareholders confidential.  However, exceptions to this policy may be necessary in some instances to comply with legal requirements and, in the case of any contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting. Inspectors of election and any employees of Capitol associated with processing proxy cards or ballots and tabulating votes must acknowledge their responsibility to comply with this policy of confidentiality.

How can I find out the voting results?

You can find the preliminary voting results of the Annual Meeting in Capitol's Current Report on Form 8-K, which Capitol will file with the SEC after the conclusion of the Adjourned Session.

What is the recommendation of Capitol's Board of Directors?

Capitol's Board of Directors recommends that each shareholder vote on the proposals at the Adjourned Session as follows:

Item	Board Recommendation

Amend the Articles of Incorporation to Require Majority Voting for Election of Directors	AGAINST
Redemption of Preferred Stock Purchase Rights Under Capitol’s Tax Benefits Preservation Plan	AGAINST
Implementation of a Policy Requiring a Two-thirds Majority of Independent Directors on Board of Directors	AGAINST
Declassification of Board of Directors	AGAINST

Who pays for the solicitation of proxies?

The accompanying proxy is being solicited by Capitol's Board.  Capitol will bear the cost of soliciting the proxies.  Officers and other management employees of Capitol will receive no additional compensation for the solicitation of proxies and may use mail, e-mail, personal interview and/or telephone to solicit proxies for the Annual Meeting.

Does Capitol send multiple proxy statements to two or more shareholders who share an address?

Capitol intends to send only one proxy statement to shareholders who share the same address and name unless Capitol has received contrary instructions.  If shareholders desire to have their own copies, they may notify Capitol of that fact either orally or in writing.  Notifications can be directed to Capitol at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan  48933 or by telephone at (517) 487-6555.  Similarly, shareholders may also contact Capitol if they receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, which will help reduce mailing and printing costs.

When are shareholders' proposals due for Capitol's 2012 Annual Meeting?

In order for a shareholder proposal to be considered for inclusion in Capitol's proxy statement for its 2012 Annual Meeting, the written proposal must be received at Capitol's principal executive offices at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan  48933, Attention: Secretary, on or before July 14, 2012.  The use of certified mail, return receipt requested, is advised when submitting such a proposal.  The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Capitol's bylaws provide that a shareholder may nominate a director for election at an annual meeting, or may present from the floor a proposal that is not included in the proxy statement, if proper written notice is received by the Secretary of Capitol at its principal executive offices in Lansing, Michigan at least 120 days and no more than 180 days in advance of the anniversary of the prior year's annual meeting.  For the 2012 Annual Meeting, director nominations and shareholder proposals must be received no later than August 11, 2012 and no earlier than June 12, 2012.  The nomination or proposal must contain the specific information required by Capitol's bylaws.  You may request a copy of Capitol's bylaws by mail to the attention of Capitol's Secretary, Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, MI 48933 or by telephone at (517) 487-6555.  Shareholder proposals that are received after August 11, 2012, may not be presented in any manner at the 2012 Annual Meeting.

OTHER MATTERS

Capitol's Board is not aware of any other business to come before the Adjourned Session other than those matters described in this Supplement.  However, if any other matters should properly come before the Adjourned Session, including matters relating to the conduct of the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Capitol.  In addition to solicitations by mail, directors, officers and other employees of Capitol may solicit proxies personally or by telephone without additional compensation.

ANNUAL REPORT ON FORM 10-K

Copies of Capitol's Annual Report on Form 10-K, without exhibits, may be obtained without charge from Capitol's Secretary, by written request to Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan  48933 or by telephone at (517) 487-6555.  You may also view a copy of the Form 10-K, when available, electronically by accessing Capitol's website at http://www.capitolbancorp.com.  Additionally, in accordance with new rules issued by the SEC, you may access Capitol's 2010 Annual Report at http://www.capitolbancorp.com/AR2010, which does not have “cookies” that identify visitors to the site.

Form 10-K and certain other periodic filings are filed electronically with the SEC.  The SEC's website address is http://www.sec.gov. Capitol's filings with the SEC can also be accessed through Capitol's website, http://www.capitolbancorp.com.

NO INCORPORATION BY REFERENCE

In Capitol's filings with the SEC, information is sometimes “incorporated by reference.”  This means that Capitol is referring you to information that has previously been filed with the SEC and the information should be considered as part of this filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” specifically are not incorporated by reference into any other filings with the SEC.  In addition, the Proxy Materials include several website addresses.  Those website addresses are intended to provide inactive, textual references only.  The information on those websites is not part of the Proxy Materials.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports by delivering a single notice or set of proxy materials to one address shared by two or more of Capitol’s shareholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.  Capitol only sends one proxy statement to shareholders who share the same address and name unless Capitol has received contrary instructions.  If each shareholder desires to have his/her own copy, he/she may notify Capitol of that fact either orally or in writing.  Notifications can be directed in writing to Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan  48933 or by telephone at (517) 487-6555.  Similarly, shareholders may also contact Capitol if they receive multiple copies of the proxy materials and would prefer to receive a single copy in the future.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail and thus can save Capitol the cost of producing and mailing these documents.  You will be responsible for any costs normally associated with electronic access, such as usage charges.

Instructions for registered shareholders who have access to the Internet and agree to receive future annual reports and other proxy materials by accessing Capitol's website (http://www.capitolbancorp.com) can be found at http://www.proxyvote.com.  If you hold your common stock of Capitol in nominee name (such as through a broker), check the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.  Shareholders who choose to view future proxy statements and annual reports over the Internet will receive instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings.  Additionally, in accordance with new rules issued by the SEC, you may access Capitol's 2010 Annual Report and the Proxy Materials at http://www.capitolbancorp.com/AR2010, which does not have “cookies” that identify visitors to the site.

If you enroll to view Capitol's future annual reports and proxy statements electronically and vote your shares over the Internet, your enrollment will remain in effect for all future shareholders' meetings until you cancel it.  To cancel, registered shareholders should access http://www.proxyvote.com and follow the instructions to cancel your enrollment.  If you hold your stock in nominee name, check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or this Proxy Statement, please write to Capitol's Secretary, Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan 48933 or by telephone at (517) 487-6555.

FORWARD-LOOKING STATEMENTS

The Proxy Materials contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those projected as a result of certain facts and uncertainties.  These forward-looking statements are made only as of the date hereof, and Capitol undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

SHAREHOLDER PROPOSALS

Shareholder Proposals for Inclusion in 2012 Proxy Statement

In order for a shareholder proposal to be considered for inclusion in Capitol's proxy statement for the 2012 Annual Meeting, the written proposal must be received at Capitol's main office at Capitol Bancorp Center, 200 N. Washington Square, Lansing, MI 48933, Attention: Secretary, on or before July 14, 2012.  The use of certified mail, return receipt requested, is advised if submitting such a proposal.  The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Other Shareholder Proposals for Presentation at 2012 Annual Meeting

Capitol's bylaws provide that a shareholder may nominate a director for election at an annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the Secretary of Capitol at its principal executive offices in Lansing, Michigan, at least 120 days but no more than 180 days in advance of the anniversary of the prior year's annual meeting.  For the 2012 Annual Meeting, director nominations and shareholder proposals must be received no later than August 11, 2012 and no earlier than June 12, 2012.  The nomination or proposal must contain the specific information required by Capitol's bylaws.  You may request a copy of Capitol's bylaws by contacting Capitol's Secretary in writing at Capitol Bancorp Limited, Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan  48933, or by telephone at (517) 487-6555.  Shareholder proposals that are received by Capitol after August 11, 2012, may not be presented in any manner at the 2012 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

JOSEPH D. REID
Chairman and Chief Executive Officer

CAPITOL BANCORP LIMITED
200 N. WASHINGTON SQUARE
LANSING, MI 48933

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Capitol Bancorp Limited in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL OR FAX
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Capitol Bancorp Limited, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are concerned that your proxy will not reach New York in time you may fax your vote to: (517) 374-2576.

If you have not voted via the Internet or telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M39655-R18074 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAPITOL BANCORP LIMITED

Proposals 1 and 2, voted on and approved at the initial meeting held on December 8, 2011.

	For All	Withhold All	For All Except
1. Election of Directors	■	■	■

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

To elect a total of five Class I directors to hold office for three years until their successors are elected and qualified, or upon their earlier resignation or removal:

01) Paul R. Ballard
02) Lewis D. Johns
03) Calvin D. Meeusen
04) Lyle W. Miller
05) Cristin K. Reid

	For	Against	Abstain
2. To ratify the appointment of BDO USA, LLP, as Capitol's independent auditors for the year ending December 31, 2011.	■	■	■
The Board of Directors recommends you vote AGAINST Proposals 3-6.			
3. To amend Capitol's articles of incorporation to require majority voting for the election of directors.	☐	☐	☐
4. To redeem the preferred stock purchase rights under Capitol's tax benefits preservation plan.	☐	☐	☐
5. To implement a policy requiring that the board of directors be comprised of a two-thirds majority of independent directors.	☐	☐	☐
6. To declassify the board of directors.	☐	☐	☐

Note: Please note that Proposals 1 and 2 passed successfully at the shareholder meeting held on December 8, 2011. If you have already voted on Proposals 3-5, it is not necessary to vote again on those matters for purposes of the meeting to be held on January 18, 2012. You will, however, need to vote on a new item, Proposal 6.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Proxy Statement and Annual Report are available at www.proxyvote.com.

M39656-R18074

CAPITOL BANCORP LIMITED

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MEETING OF SHAREHOLDERS OF CAPITOL BANCORP LIMITED TO BE HELD ON JANUARY 18, 2012

The undersigned, having received the Notice and Proxy Statement for the Annual Meeting of Shareholders of Capitol Bancorp Limited, revoking any proxy previously given, hereby appoint(s) Joseph D. Reid and David O'Leary, and each of them, with power to appoint his substitute and hereby authorizes them to vote as directed all shares the undersigned is (are) entitled to vote at the adjourned session of the Capitol Bancorp Limited 2011 Annual Meeting of Shareholders to be held on January 18, 2012 and authorize(s) each to vote in their discretion upon such other business as may properly come before the meeting or an adjournment or postponement thereof.

Continued and to be signed on reverse side